                                                                   EXHIBIT 10.32


                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of June 22, 2000, by and between Applied Imaging Corp. and Applied Imaging International Limited (collectively, the "Borrower") and Silicon Valley Bank ("Bank").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may
     ------------------------------------
be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated September 9, 1999, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Term Loan in the original principal amount of Two Million Dollars ($2,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL AND GUARANTIES.  Repayment of the Indebtedness is
     ----------------------------------------
secured by the Collateral as described in the Loan Agreement.   Additionally,
Borrower has agreed with Bank not to mortgage, pledge, hypothecate, or otherwise encumber any of its Intellectual Property, pursuant to a Negative Pledge Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
     ------------------------------

     A.   Modification(s) to Loan Agreement
          ---------------------------------

          1. The following Section 2.1.2 entitled Revolving Advances" is hereby incorporated to read as follows:

               2.1.2  Revolving Advances.
                      ------------------

               (a) Bank will make Advances not exceeding the Committed Revolving Line. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

               (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to that reliance.

               (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

          2. Sub letter (a) under Section 2.2 entitled "Interest Rate, Payments" is hereby amended in part to provide that Advances accrue interest on the outstanding principal balance at a per annum rate of 1.75 percentage points above the Prime Rate. Interest due on the Advances is payable on the 21st day of each month.

          3. Sub-section (ii) "Tangible Net Worth" of Section 6.7 entitled "Financial Covenants" is hereby amended to read as follows:

               Tangible Net Worth of at least $3,500,000 for the 1st and 2nd month of each fiscal quarter and $4,000,000 for the 3rd month of each fiscal quarter.

          4. Sub-section (iv) "Profitability" of Section 6.7 entitled "Financial Covenants" is hereby amended in part to provide for losses not to exceed $1,400,000 for the fiscal quarter ended March 31, 2000; and $575,000 for the quarter ending September 30, 2000.

          5. The following defined terms under Section 13.1 entitled "Definitions" are hereby amended and/or incorporated to read as follows:

               "Advance" or "Advances" is a loan advance (or advances) under the Committed Revolving Line.

               "Committed Revolving Line" is a Credit Extension of up to $500,000.

               "Revolving Maturity Date" is June 21, 2001.

               Sub-section (ii) "Tangible Net Worth" of the defined term "Tier 1 Pricing Guideline" is hereby amended in part to provide for Tangible Net Worth of at least $3,500,000 for the 1st and 2nd month of each fiscal quarter and $4,000,000 for the 3rd month of each fiscal quarter.

               Sub-section (iv) "Profitability" of the defined term "Tier 1 Pricing Guideline" is hereby amended in part to provide for losses not to exceed $1,400,000 for the fiscal quarter ended March 31, 2000; and $575,000 for the quarter ending September 30, 2000.

4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
     ------------------
wherever necessary to reflect the changes described above.

5.   PAYMENT OF LOAN FEE.  Borrower shall pay Bank a fee in the amount of Five
     -------------------
Thousand Dollars ($5,000) ("Loan Fee") plus all out-of-pocket expenses.

6.   NO DEFENSES OF BORROWER.  Borrower (and each guarantor and pledgor signing
     -----------------------
below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7.   CONTINUING VALIDITY.  Borrower (and each guarantor and pledgor signing
     -------------------
below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this

Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8.   CONDITIONS.  The effectiveness of this Loan Modification Agreement is
     ----------
conditioned upon payment of the Loan Fee.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                BANK:

APPLIED IMAGING CORP.                    SILICON VALLEY BANK

By:                                      By:
   ----------------------                   ------------------------
Name:                                    Name:
     --------------------                     ----------------------
Title:                                   Title:
      -------------------                      ---------------------

APPLIED IMAGING INTERNATIONAL LIMITED

By:
   ----------------------
Name:
     --------------------
Title:
      -------------------

                                   EXHIBIT C
                            COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK
          3003 Tasman Drive
          Santa Clara, CA 95054

FROM:     APPLIED IMAGING CORP.


     The undersigned authorized officer of Applied Imaging Corp. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

   Please indicate compliance status by circling Yes/No under "Complies" column.

        Reporting Covenant                            Required                                            Complies
        -----------------                             --------                                            --------
        Monthly financial statements + CC             Monthly within 20 days                            Yes       No
        Annual (Audited)                              FYE within 90 days                                Yes       No
        10-Q, 10-K and 8-K                            Within 5 days after filing with SEC               Yes       No


        Financial Covenant                            Required                     Actual                 Complies
        ------------------                            --------                     ------                 --------
        Tier 1 Pricing Guideline
        ------------------------
        Maintain on a Monthly Basis:
         Minimum Tangible Net Worth                   $3,500,000*                  $______              Yes       No
         Maximum Debt/Tangible Net Worth**            2.00:1.00                    ________:1.00        Yes       No
         Minimum Liquidity Coverage*                                                                    Yes       No

* For the 1st and 2nd months of each fiscal quarter and $4,000,000 for the 3rd month of each fiscal quarter.

        Profitability:                                Quarterly                    $_________           Yes       No

                        Losses not to exceed:         $1,400,000 for the fiscal quarter ending          Yes       No
                                                      March 31, 2000; $500,000 for the fiscal
                                                      quarter ending June 30, 2000; $575,000 for
                                                      the fiscal quarter ending September 30,
                                                      2000; $250,000 for the fiscal quarter
                                                      ending December 31, 2000; $100,000 for the
                                                      fiscal quarter ending March 31, 2001; and
                                                      $100,000 for the fiscal quarter ending
                                                      June 30, 2001.

Tier 2 Pricing Guideline (to be maintained for Tier 2 Pricing)
----------------------------------------------------------------
Maintain on a Monthly Basis:
 Minimum Tangible Net Worth                           $5,000,000                   $_______             Yes       No
 Maximum Debt/Tangible Net Worth**                    1.75:1.00
                                                      Decreasing to 1.50
                                                      beginning 4/30/2000
                                                      and thereafter               _____:1.00           Yes       No
 Minimum Liquidity Coverage*                                                                            Yes       No

Profitability:                                        Quarterly                    $_______             Yes       No

                        Losses not to exceed:         $800,000 for the fiscal quarter ending            Yes       No
                                                      March 31, 2000; $500,000 for the fiscal
                                                      quarter ending June 30, 2000; $500,000 for
                                                      the fiscal quarter ending September 30,
                                                      2000; and $250,000 for the fiscal quarter
                                                      ending December 31, 2000.

* Cash and cash equivalents plus 50% of accounts receivable in which the account debtors primary office is located in the United States of not less than the greater of either (a) 2 times the outstanding Credit Extension under the Term Loan, or (b) 6 months of the Average Monthly Cash Losses, as determined as determined during the most recent 3 month period (for calculation purposes, Average Monthly Cash Losses means the average monthly change in cash from operations in accordance with GAAP). At such time as Borrower maintains 2 consecutive fiscal quarters of a 3 month minimum Debt Service Coverage of 1.50 to 1.00, the Liquidity Coverage, above shall be replaced by a minimum Debt Service Coverage ratio requirement of 1.50 to 1.00. For calculation purposes, Debt Service Coverage is defined as the sum of earnings after tax plus interest and non-cash expenses, divided by the sum of current portion of long term debt plus interest.

**exclude deferred revenue from Total Liabilities

                                      -----------------------------------
                                                 BANK USE ONLY

                                      Received by:
                                                  -----------------------
                                                    AUTHORIZED SIGNER

                                      Date:
                                           ------------------------------

                                      Verified:
                                               --------------------------
                                                  AUTHORIZED SIGNER

                                      Date:
                                           ------------------------------
                                      Compliance Status:       Yes     No
                                      -----------------------------------

Comments Regarding Exceptions:  See Attached.


Sincerely,


Applied Imaging Corp.

---------------------------------
Signature

---------------------------------
Title

---------------------------------
Date

                              SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:      Applied Imaging, Inc.
               Applied Imaging International Ltd.

LOAN OFFICER:  Kathryn Lungaro

DATE:          June 14, 2000

               Loan Fee                             $5,000.00
               Documentation Fee                       700.00

               Less Fee Paid                         5,000.00

               TOTAL FEE DUE                        $  700.00
               -------------                        =========

Please indicate the method of payment:


        {_} A check for the total amount is attached.

        {X} Debit DDA # 3300120647 for the total amount.
                        ----------



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Borrower                                (Date)


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Borrower                                (Date)


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Silicon Valley Bank                     (Date)
Account Officer's Signature